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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2002



                                  GENVEC, INC.
                 (Exact name of issuer as specified in charter)


           Delaware                         0-24469               23-2705690
       --------------                    ------------         -----------------
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)


                            65 West Watkins Mill Road
                                Gaithersburg, MD
                               -------------------
                    (Address of principal executive offices)

                                      20878
                                      -----
                                   (Zip code)

                                 (240) 632-0740
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On January 24, 2002, GenVec, Inc. announced by means of a press release that Pfizer, Inc. has elected to discontinue co-development of BioBypass(R) with GenVec. As a result, Pfizer returns its development and commercialization rights in BioBypass(R) to GenVec and will not share in any royalties from potential future sales. The decision to end the partnership was based upon business considerations and not on data from the ongoing Phase II clinical trials of BioBypass(R) in coronary artery disease and peripheral vascular disease. The press release, a copy of which is set forth as Exhibit 99.1 hereto, is incorporated herein by reference.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Text of Press Release, dated January 24, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENVEC, INC.
                                          (Registrant)



                                          /s/ PAUL H. FISCHER
                                          -----------------------------------
                                          Paul H. Fischer, Ph.D.
                                          President and
                                          Chief Executive Officer

Date:  January 25, 2002